DELAWARE VIP® TRUST
Delaware VIP Limited Duration Bond Series (the “Series”)
Supplement to the Series’ Standard Class Summary Prospectus dated April 29, 2020

Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	September 2020
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	September 2020

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 15, 2021.